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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        Date of Report July 28, 1997
                      ---------------------------------
                      (Date of earliest event reported)

                        NeXstar Pharmaceuticals, Inc.
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           (Exact name of registrant as specified in its charter)

Delaware                          0-23012                         84-1173453
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(State or other              (Commission File                   (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

2860 Wilderness Place           Boulder, CO                         80301
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, including area code:       (303) 444-5893
                                                   -----------------------------

                                     NA
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ITEM 5.  OTHER EVENTS

        On July 28, 1997, the Company sold $75 million of its 6 1/4% Convertible Subordinated Debentures due 2004 in a private placement/Rule 144A transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               Exhibit 1 - Press release dated July 28, 1997.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NeXstar Pharmaceuticals, Inc.



                                        By  /s/ PATRICK J. MAHAFFY
                                            ----------------------------------
                                            Patrick J. Mahaffy
                                            President

Date July 28, 1997
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                                EXHIBIT INDEX


                                                                  Sequentially
Exhibit                                                             Numbered
Number              Description                                       Page
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
  1                 Press Release dated July 28, 1997